UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	September 30, 2015

Item 1.	Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (16.0% of Net Assets)

$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 1.749%, due 07/15/26(1)(2)	$1,143,082
1,150,000	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	1,127,011
1,121,221	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	1,098,807
1,200,000	Babson CLO, Ltd., (13-IA-A), (144A), 1.387%, due 04/20/25(1)(2)	1,183,946
1,150,000	Babson CLO, Ltd., (14-IA-A1), (144A), 1.777%, due 07/20/25(1)(2)	1,145,079
1,020,485	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.064%, due 12/25/33(1)(2)	969,162
800,460	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.554%, due 04/25/34(1)(2)	767,836
785,083	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.624%, due 08/25/34(1)(2)	750,824
381,045	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.564%, due 01/25/35(1)(2)	352,730
1,111,135	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.424%, due 12/25/36(1)(2)	964,995
528,703	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.434%, due 07/25/37(1)(2)	448,987
1,100,000	Betony CLO, Ltd., (15-1A-A), (144A), 1.799%, due 04/15/27(1)(2)	1,095,872
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.529%, due 02/25/35(1)	2,162,396
1,079,186	CIT Education Loan Trust, (07-1-A), (144A), 0.416%, due 03/25/42(1)(2)	1,002,773
1,140,000	Dryden Senior Loan Fund, (15-37A A), (144A), 1.789%, due 04/15/27(1)(2)	1,135,846
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.994%, due 04/26/32(1)(2)	1,218,550
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.145%, due 10/25/35(1)(2)	652,093
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.544%, due 03/25/36(1)(2)	1,466,388
2,359,171	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 0.844%, due 08/27/46(1)(2)	2,220,146
634,834	GE Business Loan Trust, (04-2A-A), (144A), 0.427%, due 12/15/32(1)(2)	621,083
438,753	GE Business Loan Trust, (05-1A-A3), (144A), 0.457%, due 06/15/33(1)(2)	425,708
987,056	GE Business Loan Trust, (05-2A-A), (144A), 0.447%, due 11/15/33(1)(2)	949,861
384,250	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(2)	387,553
384,585	Goal Capital Funding Trust, (06-1-B), 0.779%, due 08/25/42(1)	344,567
528,264	Higher Education Funding I, (14-1-A), (144A), 1.379%, due 05/25/34(1)(2)	514,218
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 1.787%, due 04/18/26(1)(2)	269,930
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(2)	519,584
452,331	National Collegiate Student Loan Trust, (06-3-A3), 0.344%, due 10/25/27(1)	448,388
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.144%, due 11/25/43(1)(2)	528,206
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.156%, due 10/25/41(1)	2,157,870
571,407	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(2)	587,081
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.294%, due 03/28/46(1)(2)	989,708
542,228	SLC Student Loan Trust, (04-1-B), 0.611%, due 08/15/31(1)	460,446
460,253	SLC Student Loan Trust, (05-2-B), 0.617%, due 03/15/40(1)	391,678
650,476	SLC Student Loan Trust, (06-1-B), 0.547%, due 03/15/39(1)	536,554
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.437%, due 09/15/26(1)	972,690
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.087%, due 12/15/25(1)(2)	2,206,764
564,530	SLM Student Loan Trust, (04-2-B), 0.765%, due 07/25/39(1)	483,039
593,057	SLM Student Loan Trust, (05-4-B), 0.475%, due 07/25/40(1)	498,759
644,572	SLM Student Loan Trust, (05-9-B), 0.595%, due 01/25/41(1)	538,457
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.465%, due 01/25/41(1)	1,234,594
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.455%, due 01/25/41(1)	1,216,428
197,070	SLM Student Loan Trust, (07-6-B), 1.145%, due 04/27/43(1)	164,220
150,000	SLM Student Loan Trust, (07-7-B), 1.045%, due 10/25/28(1)	120,456
123,026	SLM Student Loan Trust, (07-8-B), 1.295%, due 04/27/43(1)	105,136

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$225,000	SLM Student Loan Trust, (08-2-B), 1.495%, due 01/25/29(1)	$181,985
225,000	SLM Student Loan Trust, (08-3-B), 1.495%, due 04/25/29(1)	186,908
225,000	SLM Student Loan Trust, (08-4-B), 2.145%, due 04/25/29(1)	205,045
225,000	SLM Student Loan Trust, (08-5-B), 2.145%, due 07/25/29(1)	208,458
225,000	SLM Student Loan Trust, (08-6-B), 2.145%, due 07/25/29(1)	213,817
225,000	SLM Student Loan Trust, (08-7-B), 2.145%, due 07/25/29(1)	197,810
225,000	SLM Student Loan Trust, (08-8-B), 2.545%, due 10/25/29(1)	215,539
225,000	SLM Student Loan Trust, (08-9-B), 2.545%, due 10/25/29(1)	217,182
812,264	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(2)	999,714
473,328	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(2)	595,264
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0.078%, due 07/01/42(1)(2)	1,123,508
475,940	Vermont Student Assistance Corp., (12-1-A), 0.898%, due 07/28/34(1)	463,858
1,250,000	Voya CLO, Ltd., (15-1A-A1), (144A), 1.755%, due 04/18/27(1)(2)	1,244,715

	Total Asset-Backed Securities (Cost: $50,585,466)	44,633,304

	Collateralized Mortgage Obligations (57.4%)

	Commercial Mortgage-Backed Securities—Agency (1.7%)
5,262,440	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (KSCT-AX), 1.275%, due 01/25/20(I/O)(1)	212,478
11,958,486	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.617%, due 02/25/18(I/O)(1)	365,149
1,175,766	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KGRP-A), 0.574%, due 04/25/20(1)	1,177,321
6,337,667	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.267%, due 01/25/19(I/O)(1)	493,508
697,281	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	728,951
9,284,527	Federal National Mortgage Association, (11-M5-A2), 1.37%, due 07/25/21(ACES)(I/O)(1)	563,691
631,461	Federal National Mortgage Association, (12-M11-FA), 0.714%, due 08/25/19(ACES)(1)	633,793
18,208,208	Government National Mortgage Association, (09-114-IO), 0.171%, due 10/16/49(I/O)(1)	325,135
7,556,595	Government National Mortgage Association, (11-152-IO), 1.084%, due 08/16/51(I/O)(1)	313,863

	Total Commercial Mortgage-Backed Securities—Agency	4,813,889

	Commercial Mortgage-Backed Securities—Non-Agency (3.2%)
1,186,690	Banc of America Commercial Mortgage Trust, (06-5-A4), 5.414%, due 09/10/47	1,210,684
8,349,743	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.346%, due 09/10/45(I/O)(1)(2)(3)	738,668
1,115,894	GE Commercial Mortgage Corp. Trust, (07-C1-A1A), 5.483%, due 12/10/49(1)	1,169,067
874,093	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB16-A4), 5.552%, due 05/12/45	893,368
1,143,479	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	1,181,774
286,789	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32(2)	300,215
640,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(2)	701,957
408,214	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46(2)	415,213
1,200,000	Merrill Lynch Mortgage Trust, (06-C1-A4), 5.865%, due 05/12/39(1)	1,211,373
1,100,000	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	1,144,678

	Total Commercial Mortgage-Backed Securities—Non-Agency	8,966,997

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Agency (2.2%)
$246,747	Federal Home Loan Mortgage Corp., (1673-SD), 14.823%, due 02/15/24(I/F) (PAC)(1)	$310,412
532,800	Federal Home Loan Mortgage Corp., (1760-ZD), 1.62%, due 02/15/24(1)	522,643
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.178%, due 03/15/35(I/F)(1)	342,726
4,568,446	Federal Home Loan Mortgage Corp., (3122-SG), 5.424%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)	764,045
1,553,159	Federal Home Loan Mortgage Corp., (3239-SI), 6.444%, due 11/15/36(I/O) (I/F) (PAC)(1)	300,007
768,952	Federal Home Loan Mortgage Corp., (3323-SA), 5.904%, due 05/15/37(I/O) (I/F)(1)	100,228
616,256	Federal Home Loan Mortgage Corp., (3459-JS), 6.044%, due 06/15/38(I/O) (I/F)(1)	81,832
2,984,907	Federal Home Loan Mortgage Corp., (4030-HS), 6.404%, due 04/15/42(I/O) (I/F)(1)	583,483
4,179,749	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)	146,788
544,849	Federal National Mortgage Association, (07-42-SE), 5.916%, due 05/25/37(I/O) (I/F)(1)	80,367
4,077,090	Federal National Mortgage Association, (07-48-SD), 5.906%, due 05/25/37(I/O) (I/F)(1)	697,405
714,493	Federal National Mortgage Association, (09-69-CS), 6.556%, due 09/25/39(I/O) (I/F)(1)	114,386
4,192,187	Government National Mortgage Association, (06-35-SA), 6.384%, due 07/20/36(I/O) (I/F)(1)	790,896
7,428,987	Government National Mortgage Association, (06-61-SA), 4.534%, due 11/20/36(I/O) (I/F) (TAC)(1)	851,874
4,399,438	Government National Mortgage Association, (08-58-TS), 6.184%, due 05/20/38(I/O) (I/F) (TAC)(1)	606,218

	Total Residential Mortgage-Backed Securities—Agency	6,293,310

	Residential Mortgage-Backed Securities—Non-Agency (50.3%)
640,315	ACE Securities Corp., (04-IN1-A1), 0.834%, due 05/25/34(1)	606,328
1,743,079	ACE Securities Corp., (07-ASP1-A2C), 0.454%, due 03/25/37(1)	1,038,827
1,652,355	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.781%, due 08/25/35(1)	651,401
936,774	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.048%, due 03/25/36(1)(3)	716,317
1,321,795	Asset-Backed Funding Certificates, (05-HE2-M2), 0.944%, due 06/25/35(1)	1,310,653
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.494%, due 05/25/37(2)	1,180,088
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.494%, due 01/25/36(1)	1,331,012
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.464%, due 03/25/36(1)	2,298,342
1,266,327	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.344%, due 12/25/36(1)	1,092,654
2,800,310	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.334%, due 12/25/36(1)	2,281,581
916,650	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.594%, due 11/25/35(1)(3)	720,950
1,095,232	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,107,131
696,542	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(3)	657,731
445,267	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(2)	482,549
472,755	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.714%, due 06/27/36(1)(2)	473,908
870,999	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.743%, due 05/27/37(1)(2)	869,284
1,451,392	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,415,679
721,356	BCAP LLC Trust, (11-RR4-1A3), (144A), 3.283%, due 03/26/36(1)(2)	709,706
697,445	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.423%, due 03/26/37(1)(2)	687,988
456,747	BCAP LLC Trust, (11-RR5-2A3), (144A), 2.82%, due 06/26/37(1)(2)	458,558
1,052,151	BCAP LLC Trust, (15-RR4-1A1), (144A), 1.193%, due 09/11/38(1)(2)	991,741
990,679	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.58%, due 10/25/33(1)	984,720
983,612	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.66%, due 10/25/35(1)	970,596
1,091,910	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.777%, due 06/25/47(1)(3)	980,804
1,087,560	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(1)	1,087,952
736,437	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.424%, due 04/25/36(1)(3)	686,543
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	472,713

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.444%, due 06/25/36(1)	$2,822,927
978,004	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.73%, due 10/25/35(1)	965,825
2,818,033	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.655%, due 10/25/35(1)(3)	2,469,467
1,332,100	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.434%, due 10/25/36(1)	1,293,384
1,779,435	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(3)	1,611,235
1,043,336	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(3)	931,665
352,547	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	385,692
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,208,094
1,340,734	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.094%, due 10/25/47(1)	1,204,726
1,254,049	Countrywide Home Loans, (04-HYB4-B1), 2.645%, due 09/20/34(1)(3)	238,450
46,998,182	Countrywide Home Loans, (06-14-X), 0.25%, due 09/25/36(I/O)(1)	454,331
2,215,688	Countrywide Home Loans, (06-HYB2-1A1), 2.668%, due 04/20/36(1)(3)	1,835,203
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.934%, due 06/25/34(1)	640,435
1,988,533	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36(3)	1,518,539
1,180,288	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(3)	928,537
908,260	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	888,429
1,862,852	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.385%, due 01/25/36	1,393,718
3,169,481	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 5.501%, due 12/25/36	2,415,753
1,127,737	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 5.505%, due 02/25/37	839,220
1,803,291	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.988%, due 03/25/37	1,101,807
3,276,053	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.047%, due 06/25/36(1)(3)	2,796,788
1,370,848	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.384%, due 02/25/37(1)(3)	1,029,618
384,587	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(1)	314,332
1,384,901	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.354%, due 10/25/36(1)	1,012,755
1,933,757	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.404%, due 12/25/37(1)	1,252,980
1,092,641	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.258%, due 12/25/35(1)(3)	931,711
654,205	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	680,437
278,044	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	288,182
513,002	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	567,749
687,285	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(1)	759,737
395,895	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	415,689
164,123	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	173,215
481,398	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	508,065
560,042	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	585,128
478,907	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	519,675
507,106	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	554,781
1,074,283	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30(1)	1,138,068
94,272	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29(1)	94,799
2,052,672	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,264,173
850,051	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.374%, due 05/25/36(1)(3)	590,610
717,908	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.666%, due 05/25/35(1)	672,957
720,649	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37(3)	662,537
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.484%, due 01/25/36(1)	963,480
947,524	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 2.577%, due 10/25/34(1)	898,979
1,232,499	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 4.042%, due 10/25/35(1)(3)	1,027,651

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,864,184	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 3.695%, due 07/25/36(I/O)(1)	$37,956
1,405,126	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 5.041%, due 06/25/36(1)(3)	1,076,506
2,020,703	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 2.764%, due 05/25/37(1)(3)	1,550,691
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.384%, due 04/25/37(1)	1,513,503
267,845	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	274,365
1,317,976	JPMorgan Alternative Loan Trust, (06-A2-5A1), 4.822%, due 05/25/36(1)(3)	1,004,174
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.424%, due 11/25/36(1)	1,117,584
1,221,483	JPMorgan Mortgage Trust, (04-A6-5A1), 2.517%, due 12/25/34(1)	1,192,415
488,281	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37(3)	401,780
347,908	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	372,482
1,687,342	Lehman XS Trust, (06-10N-1A3A), 0.404%, due 07/25/46(1)(3)	1,336,277
2,372,569	Lehman XS Trust, (06-12N-A31A), 0.394%, due 08/25/46(1)(3)	1,821,155
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.094%, due 10/25/34(1)	1,627,283
1,575,274	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(3)	1,128,806
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.474%, due 05/25/37(1)	1,407,064
1,020,023	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.324%, due 06/25/37(1)	711,268
2,082,864	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.374%, due 06/25/37(1)	1,359,987
792,248	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.78%, due 08/25/36(1)(3)	736,658
556,673	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	664,590
556,673	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	605,586
407,501	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	439,341
365,121	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	390,439
1,013,054	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.394%, due 06/25/33(1)	991,474
68,569	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.974%, due 07/25/35(1)	68,660
1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.989%, due 07/25/35(1)	1,456,821
1,216,026	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.647%, due 11/25/37(1)(3)	906,854
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.474%, due 02/25/36(1)	1,468,286
1,098,147	MortgageIT Trust, (05-5-A1), 0.454%, due 12/25/35(1)	969,423
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.444%, due 04/25/37(1)	2,602,785
528,278	New Century Home Equity Loan Trust, (05-3-M1), 0.674%, due 07/25/35(1)	527,701
1,200,000	New Century Home Equity Loan Trust, (05-B-A2D), 0.594%, due 10/25/35(1)	1,127,156
1,939,533	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.66%, due 02/25/36(1)	1,461,351
2,127,039	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29(1)	1,603,594
1,250,160	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	994,376
724,316	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	629,885
510,190	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	539,263
638,357	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(1)	683,421
216,590	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	219,541
538,023	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	572,642
1,397,466	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30(1)	1,355,263
584,604	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35(1)	636,656
477,795	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36(1)	508,807
1,550,518	Park Place Securities, Inc., (05-WCW1-M1), 0.644%, due 09/25/35(1)	1,543,616
154,088	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.585%, due 07/25/35(1)	154,504
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.277%, due 01/25/36	475,003

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,339,384	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36(3)	$1,099,239
1,962,685	Residential Accredit Loans, Inc., (05-QA7-A1), 3.235%, due 07/25/35(1)(3)	1,540,608
1,321,109	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.299%, due 07/25/35(1)(3)	1,074,826
985,270	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(3)	874,734
23,484,141	Residential Accredit Loans, Inc., (06-QS11-AV), 0.34%, due 08/25/36(I/O)(1)	339,992
11,271,826	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.754%, due 06/25/36(I/O)(1)	358,850
2,210,066	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(3)	1,806,506
26,679,924	Residential Accredit Loans, Inc., (07-QS2-AV), 0.326%, due 01/25/37(I/O)(1)	371,423
26,531,247	Residential Accredit Loans, Inc., (07-QS3-AV), 0.336%, due 02/25/37(I/O)(1)	441,586
646,787	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(3)	526,568
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.484%, due 08/25/36(1)	1,148,060
1,360,974	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36(3)	960,873
4,319,165	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	884,349
72,635,183	Residential Funding Mortgage Securities, (06-S9-AV), 0.31%, due 09/25/36(I/O)(1)	947,962
171,892	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	174,293
902,290	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30(2)	932,337
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.414%, due 01/25/37(1)	2,668,001
1,500,000	Soundview Home Loan Trust (06-EQ1-A4), 0.444%, due 10/25/36(1)	1,053,498
843,732	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.533%, due 10/25/35(1)(3)	636,129
839,220	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47(1)(3)	673,607
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.624%, due 11/25/35(1)	974,039
98,924	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	98,375
299,236	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(1)	308,969
320,732	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	351,432
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	939,239
2,957,365	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.344%, due 01/25/37(1)	1,685,953
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.404%, due 01/25/37(1)	565,183
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.444%, due 07/25/36(1)	1,416,118
1,083,058	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.739%, due 07/25/36(1)(3)	1,055,783
822,116	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.8%, due 04/25/37(1)(3)	803,893
452,014	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	478,117

	Total Residential Mortgage-Backed Securities—Non-Agency	140,574,823

	Total Collateralized Mortgage Obligations (Cost: $138,228,899)	160,649,019

	Corporate Bonds (8.3%)

	Airlines (1.5%)
432,808	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	474,193
1,421,836	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,542,691
481,504	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	552,526
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.771%, due 05/15/18(EETC) (1)	986,250
667,588	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	749,368

	Total Airlines	4,305,028

	Banks (2.3%)
2,000,000	Citigroup, Inc., 0.879%, due 08/25/36(1)	1,514,481
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33(2)	1,151,027

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$900,000	JPMorgan Chase Capital XXI, 1.25%, due 01/15/87(1)	$704,250
1,000,000	JPMorgan Chase Capital XXIII, 1.321%, due 05/15/77(1)	771,250
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	743,348
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21(2)	1,018,951
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	565,825

	Total Banks	6,469,132

	Diversified Financial Services (0.6%)
2,000,000	General Electric Capital Corp., 0.801%, due 08/15/36(1)	1,797,454

	Electric (0.7%)
1,000,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(2)	1,024,604
910,965	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28 (EETC)	954,236

	Total Electric	1,978,840

	Engineering & Construction (0.3%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(2)	770,523

	Healthcare-Services (0.2%)
650,000	Tenet Healthcare Corp., (144A), 3.837%, due 06/15/20(1)(2)	646,344

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65(1)(2)	720,899

	Media (0.3%)
800,000	CCO Safari II LLC, (144A), 4.464%, due 07/23/22(2)	799,760

	Pipelines (0.6%)
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,533,750

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,457,867

	REIT (0.9%)
630,000	HCP, Inc., 4.25%, due 11/15/23	636,241
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	785,162
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,014,223

	Total REIT	2,435,626

	Telecommunications (0.1%)
250,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18(2)	261,250

	Total Corporate Bonds (Cost: $21,600,310)	23,176,473

	Municipal Bonds (1.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,199,660
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,163,780
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	913,592

	Total Municipal Bonds (Cost: $3,245,258)	3,277,032

	Total Fixed Income Securities (Cost: $ 213,659,933) (82.9%)	231,735,828

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Number of Shares	Convertible Preferred Stock	Value
	Electric (0.3%)
16,500	AES Corp., $3.375	$818,730

	Total Convertible Preferred Stock (Cost: $772,200) (0.3%)	818,730

	Common Stock
	Electric (0.2%)
11,293	Mach Gen, LLC(4)	624,881

	REIT (0.9%)
134,886	American Capital Agency Corp.	2,522,368

	Total Common Stock (Cost: $ 4,046,998) (1.1%)	3,147,249

	Money Market Investments
16,237,775	State Street Institutional U.S. Government Money Market Fund, 0%(5)	16,237,775

	Total Money Market Investments (Cost: $ 16,237,775) (5.8%)	16,237,775

Principal Amount	Short Term Investment
	Discount Notes (5.5%)
$695,000	Federal Home Loan Bank Discount Note, 0.07%, due 10/05/15(6)	694,999
1,765,000	Federal Home Loan Bank Discount Note, 0.075%, due 10/05/15(6)	1,764,996
1,185,000	Federal Home Loan Bank Discount Note, 0.09%, due 10/02/15(6)	1,184,999
2,110,000	Federal Home Loan Bank Discount Note, 0.09%, due 10/02/15(6)	2,109,998
2,205,000	Federal Home Loan Bank Discount Note, 0.1%, due 10/15/15(6)	2,204,982
340,000	Federal Home Loan Bank Discount Note, 0.165%, due 11/06/15(6)	339,981
915,000	Federal Home Loan Mortgage Corp., 0.01%, due 01/08/16(6)	914,698
345,000	Federal Home Loan Mortgage Corp., 0.215%, due 01/08/16(6)	344,886
2,345,000	Federal National Mortgage Association, 0.11%, due 10/19/15(6)	2,344,977
1,230,000	Federal National Mortgage Association, 0.11%, due 11/16/15(6)	1,229,914
1,195,000	Federal National Mortgage Association, 0.16%, due 11/03/15(6)	1,194,940
1,210,000	Federal National Mortgage Association, 0.21%, due 01/05/16(6)	1,209,613

	Total Discount Notes (Cost: $15,537,956)	15,538,983

	U.S. Treasury Securities (4.9%)
2,980,000	U.S. Treasury Bill, 0.001%, due 02/04/16(6)	2,979,884
2,475,000	U.S. Treasury Bill, 0.001%, due 02/04/16(6)	2,474,903
1,905,000	U.S. Treasury Bill, 0.005%, due 02/04/16(6)	1,904,926
1,410,000	U.S. Treasury Bill, 0.01%, due 10/15/15(6)(7)	1,410,031
3,610,000	U.S. Treasury Bill, 0.01%, due 02/04/16(6)	3,609,859
435,000	U.S. Treasury Bill, 0.018%, due 10/15/15(6)(7)	435,010
870,000	U.S. Treasury Bill, 0.08%, due 01/14/16(6)	869,994

	Total U.S. Treasury Securities (Cost: $13,684,282)	13,684,607

	Total Short-Term Investments (cost $29,222,238) (10.4%)	29,223,590

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS–SEPTEMBER 30, 2015 (UNAUDITED) (CONT’D)

Value
TOTAL INVESTMENTS (Cost $263,939,144) (100.5%)	$281,163,172
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)	(1,420,157)

NET ASSETS (100.0%)	$279,743,015

Futures Contracts—Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
89	S&P 500 E-Mini Index Futures	12/18/15	$8,493,715	$(116,966)
11	10-Year U.S. Treasury Note Futures	12/21/15	1,416,078	9,267

			$9,909,793	$(107,699)

Notes to Schedule of Investments:

(1)		Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2015.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2015, the value of these securities amounted to $49,686,266 or 17.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(4)		Non-income producing security.
(5)		Rate disclosed is the 7-day net yield as of September 30, 2015.
(6)		Rate shown represents yield-to-maturity.
(7)		All or a portion of this security is held as collateral for open futures contracts.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
PAC	-	Planned Amortization Class.
REIT	-	Real Estate Investment Trust.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	September 30, 2015

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	50.3%
Asset-Backed Securities	16.0
Money Market Investments	5.8
Commercial Mortgage-Backed Securities—Non-Agency	3.2
Banks	2.3
Residential Mortgage-Backed Securities—Agency	2.2
REIT	1.8
Commercial Mortgage-Backed Securities—Agency	1.7
Airlines	1.5
Electric	1.2
Municipal Bonds	1.2
Diversified Financial Services	0.6
Pipelines	0.6
Real Estate	0.5
Engineering & Construction	0.3
Insurance	0.3
Media	0.3
Healthcare-Services	0.2
Telecommunications	0.1
Short-term Investments	10.4

Total	100.5%

See accompanying notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	September 30, 2015

Note 1 — Security Valuation: Securities traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Repurchase agreements are priced at cost which approximates market value. Other securities including short-term investments which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. The U.S. Treasury Note futures contract is valued at the official settlement price of the exchange where it is traded.

Securities for which market quotations are not readily available, including circumstances under which prices received are not reflective of a security’s market value, are fair valued by TCW Investment Management Company (the “Advisor”) in good faith under procedures established by and under the general supervision of TCW Strategic Income Fund’s (the “Fund”) Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principals generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value inputs for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into multiple levels within the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such they are categorized in Level 1.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$42,407,486	$2,225,818	$44,633,304
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities—Agency	—	4,813,889	—	4,813,889
Commercial Mortgage-Backed Securities—Non-Agency	—	8,228,329	738,668	8,966,997
Residential Mortgage-Backed Securities—Agency	—	6,293,310	—	6,293,310
Residential Mortgage-Backed Securities—Non-Agency	—	136,499,924	4,074,899	140,574,823

Total Collateralized Mortgage Obligations	—	155,835,452	4,813,567	160,649,019

Corporate Bonds*	—	23,176,473	—	23,176,473
Municipal Bonds	—	3,277,032	—	3,277,032

Total Fixed Income Securities	—	224,696,443	7,039,385	231,735,828

Convertible Preferred Stock*	818,730	—	—	818,730
Common Stock*	2,522,368	624,881	—	3,147,249
Money Market Investments	16,237,775	—	—	16,237,775
Short-Term Investments	13,684,607	15,538,983	—	29,223,590

Total Investments	33,263,480	240,860,307	7,039,385	281,163,172

Asset Derivatives
Futures
Interest Rate Risk	9,267	—	—	9,267

Total	$33,272,747	$240,860,307	$7,039,385	$281,172,439

Liability Derivatives
Futures
Equity Risk	$(116,966)	$—	$—	$(116,966)

Total	$(116,966)	$—	$—	$(116,966)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Agency	Commercial Mortgage-Backed Securities — Non- Agency	Residential Mortgage-Backed Securities — Non- Agency	Corporate Bond	Common Stock	Total
Balance as of December 31, 2014	$2,885,325	$419,182	$—	$4,521,389	$—	$536,417	$8,362,313
Accrued Discounts (Premiums)	—	(9,220)	(8,264)	(460,301)	—	—	(477,785)
Realized Gain (Loss)	—	—	—	(375,430)	(103,511)	—	(478,941)
Change in Unrealized Appreciation	(45,363)	(84,827)	(88,443)	382,144	116,444	—	279,955
Purchases	—	—	835,375	—	—	—	835,375
Sales	(614,144)	—	—	(43,041)	(12,933)	—	(670,118)
Transfers in to Level 3(1)	—	—	—	50,138	—	(536,417)	(486,279)
Transfers out of Level 3(1)	—	(325,135)	—	—	—	—	(325,135)

Balance as of September 30, 2015	$2,225,818	$—	$738,668	$4,074,899	$—	$—	$7,039,385

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015	$(45,371)	$—	$(88,443)	$382,144	$—	$—	248,330

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2015, are as follows:

Description	Fair Value at September 30, 2015	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$2,225,818	Third-party Broker	Broker Quotes	$98.001
Commercial Mortgage-Backed Securities - Non Agency	$738,668	Third-party Vendor	Vendor Prices	$8.847
Residential Mortgage-Backed Securities- Non-Agency	$238,450	Third-party Vendor	Vendor Prices	$19.014
Residential Mortgage-Backed Securities- Non-Agency (Interest Only Collateral Strip Rate Securities)	$2,914,144	Third-party Vendor	Vendor Prices	$0.967-3.184
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$922,305	Third-party Vendor	Vendor Prices	$2.036-20.475

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the reasonability of third-party brokers and vendor prices.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board of Directors and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2015, the Fund had the following derivatives grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts	$—	$9,267	$9,267

Total Value	$—	$9,267	$9,267

Liability Derivatives
Futures Contracts	$(116,966)	$—	$(116,966)

Total Value	$(116,966)	$—	$(116,966)

Shares/Units(1)
Futures Contracts	89	11	100

(1)	Amount represents the number of contracts outstanding at the end of the period.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2015 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and write call and put options on securities, and securities indices. The Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. The Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. There were no option contracts outstanding as of September 30, 2015.

Transactions in Written Option Contracts during the period ended September 30, 2015, were as follows:

	Call Contracts	Call Premiums
Options outstanding at December 31, 2014	28	$61,904
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(28)	$(61,904)

Options outstanding at September 30, 2015	—	—

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2015, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of September 30, 2015.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2015.

Note 2 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At September 30, 2015, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$21,377,470
Unrealized (Depreciation)	(4,252,586)

Net Unrealized Appreciation	$17,124,884

Cost of Investments for Federal Income Tax Purposes	$264,038,288

Note 3 — Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at September 30, 2015.

Note 4 — Recently Issued Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase to Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 6, 2015

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	November 6, 2015